October 27, 2025

2025 Third Quarter Earnings

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.



Diverse DC metro market

Major universities
- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub
- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500
- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable
- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

DC market by the numbers

The DC metropolitan area remains vibrant with opportunity

$125,027
Median household income[1]

$907,420
Average home listing price[2]

29
Median days on the market[2]

410K
Federal employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2023 – Fairfax County, Falls Church, DC, MD –Average

[2] Federal Reserve Economic Data – May 2025 – DC Metropolitan Statistical Area

[3] Partnership for Public Service – 2023 data. Excludes Military, Postal, and Intelligence employees.

$2.1B
Total Assets

Est. 2004

6
Branches

Rooted in community
branch-lite structure

- **Headquarters:** Fairfax, VA
- **Number of branches:** 6
- **Full-time employees:** 174
- **Assets per employee:** $12.2mm
- **Holding company established:** 2016

Middleburg Virginia branch
coming soon

Team has produced deposits of nearly

$100 million

in the Middleburg market ahead of the branch opening



MainStreet Bancshares, Inc.

Nasdaq

Share repurchase plan refreshed to **$10 million** of available capacity

Nasdaq capital market:	MNSB
Close common stock price	$20.83
Price / tangible book value	84%
Common shares outstanding	7,703,579
Market capitalization	$160 million
Tangible book value	$24.81

Nasdaq capital market:	MNSBP
Close preferred stock price	$25.17

2025 third quarter financial summary

		3Q25	2Q25	1Q25	4Q24	3Q24
Profitability	EPS	$0.52	$0.53	$0.25	($2.20)	($0.04)
	ROAA[2]	0.85%	0.86%	0.46%	(2.80%)	0.05%
	ROATCE[2]	8.40%	8.84%	4.29%	(36.51%)	(0.60%)
	Net interest margin[1,2,3]	3.42%	3.75%	3.30%	2.96%	3.05%
Balance Sheet	Net loans ($ millions)	$1,788	$1,767	$1,812	$1,811	$1,776
	Total deposits ($ millions)	$1,811	$1,799	$1,908	$1,908	$1,894
	Total assets ($ millions)	$2,125	$2,115	$2,223	$2,228	$2,225
	ACL / gross loans[4]	1.04%	1.07%	1.06%	1.06%	1.02%
	NCOs / avg loans[2]	0.04%	(0.03%)	0.00%	0.46%	0.42%
	Total equity/tangible assets [3]	10.28%	10.09%	9.43%	9.33%	10.25%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Sound liquidity management

Metric	3Q25	2Q25	1Q25	4Q24
Liquidity coverage ratio (LCR)[1]	147%	108%	225%	164%
Core deposit ratio [2]	71%	74%	70%	76%
Loan / Deposit Ratio	100%	99%	96%	96%
FDIC insured / total deposits [3]	75%	74%	74%	77%
High quality liquid assets [4]	$196	$202	$274	$278
Secured line available balance	$527	$551	$555	$545
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$671	$695	$699	$689

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Core net interest margin continues to rise

3.54%

Core net interest margin yields 5 basis point increase from previous quarter and 24 basis points from the first quarter

Quarterly net interest margin [1]



Core Net Interest Margin
Reported Net Interest Margin
3.75%
3.65%
3.55%
3.45%
3.35%
3.25%
3.15%
3.05%
2.95%
2.85%
2.75%
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

[1] Tax-equivalent yield

Steady deposit structure

Our Business Banking team is active in the community and forging new relationships with customers in our market.



33%
40%
41%
43%
43%
43%
42%
43%
38%
36%
21%
17%
17%
18%
19%
18%
29%
24%
38%
40%
40%
39%
39%
39%
2021
2022
2023
2024
4Q24
1Q25
2Q25
3Q25
Interest-bearing DDAs
Non-interest bearing DDAs
Time

Balance sheet well positioned
for current and anticipated rate environment

Balance sheet well positioned for up or down 400 basis points

Earnings-at-risk (EAR)

One-year dynamic model[1] results as of 9-30-2025



Percentage change in net interest income
9.00%
7.00%
5.00%
3.00%
1.00%
-1.00%
9.51%
5.87%
0.88%
-0.73%
0.00%
0.88%
1.11%
1.08%
0.23%
-400
-300
-200
-100
0
100
200
300
400
% Change to Net Interest Income

Basis point change in rates
(up and down 400bp from neutral)

[1] dynamic simulation model assumes immediate and sustained change in interest rates with no additional changes to balance sheet structure other than what was originally modeled.

Diversified core deposits

Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Non-interest bearing DDA	$325	25%	0.00%	n/a
Low-cost transactional [1]	$118	9%	0.98%	n/a
Interest bearing	$418	32%	3.59%	n/a
Term	$429	34%	4.04%	7 months
Total core deposits	**$1,290**	**100%**	**2.60%**	
Money market deposits	$172	30%	4.40%	n/a
Term	$350	70%	4.28%	9 months
Total non-core deposits	**$522**	**100%**	**4.32%**	

[1] Interest bearing deposits with rates at or below 1.50%

2025 expectations

The team continues to focus on core revenue generation and expense control

- Expense run rate for the remainder of 2025 is $4.26 million per month
- Loan growth projected to be 1-2%

Diversified loan portfolio

with strategic growth in owner-occupied


Residential
Real Estate
11%
Construction
17%
C&I
6%
Multi-Family
12%
Owner-
Occupied CRE
23%
Non-Owner
Occupied CRE
31%
$1.8B

86% of construction loans have a suitable interest reserve deposit held at the bank

Commercial real estate
is effectively managed

Investor commercial real estate as a % of total capital


365%
367%
360%
394%
388%
366%
356%
130%
130%
118%
132%
116%
109%
103%
235%
237%
242%
262%
272%
257%
253%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
Investor CRE
Construction

Government contracting relationships generate healthy deposit balances

27 asset-based lines of credit

$9.5M
Total outstanding

$71.2M
Total committed

4 term loans

$1.9M
Total outstanding

$79.1 million
Total average DDA deposits attributable to government contract loan relationships

Day 27 - Federal government shutdown

Supporting our community

Talking with customers to learn their needs.

Working with customers to <u>meet</u> their needs.


GOVERNMENT
SHUTDOWN

9A loans

Loans to non-depository financial institutions

All 9A loans are originated in-house and conservatively underwritten

- secured by real estate

- good sponsor liquidity



9A Portfolio Composition
($000's)
$10,000
$25,415
Note Sales
Private Lenders

Loan pricing positioned for stable or falling rates

65%

Rate resets beyond 6 months[1]

35%

Rate resets within 6 months[2]

→ **57%** with a weighted average floor rate of **5.89%**

September 30, 2025 total loans $1.8B

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end
[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

Good loan metrics

The average new loan size is indicative of well-distributed credit risk management process



Average New Loan Size
Legal Lending Limit
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$45,657
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,363
2018
2019
2020
2021
2022
2023
2024
2025 YTD

Average loan size excludes consumer loans

Earning asset stress-test shows good results

Pre- and post-stress capital ratios



15.8%
16.1%
15.9%
16.0%
14.6%
14.8%
15.4%
15.2%
14.9%
14.9%
13.6%
13.7%
12.5%
12.4%
12.8%
12.6%
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25

Stress Loss Estimates ($000)							
$31,840	38,667	$42,476	$42,476	$45,104	$44,183	$46,790	$48,820

Pre stress CET1 / RBC — Post stress CET1 / RBC — Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Favorable outcomes anticipated

For both classified and nonperforming loans (assets)

Classified loans	
Relationships	6
Outstanding Balances	$31.4 million
Classified / Gross Loans (%)	1.73

Nonperforming assets	
Relationships	7
Outstanding Balances	$23.4 million
NPAs / Total Assets (%)	1.10

Financial highlights

In $000 unless otherwise noted	Year-End Financials 2021	2022	2023	2024	Q3'25 LTM	Quarter-End Financials Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Interest Income	64,199	83,845	124,421	134,615	134,832	33,591	35,119	32,963	34,286	32,464
Interest Expense	10,663	13,836	47,679	72,041	66,389	18,248	19,078	16,453	15,496	15,362
Net Interest Income	53,536	70,010	76,742	62,574	68,443	15,343	16,041	16,510	18,790	17,102
Noninterest Income	6,110	4,834	3,340	3,252	3,933	886	807	939	1,066	1,122
Realized Gains (Losses) on Securities	6	4	0	-48	103	0	0	0	103	0
Total Revenue	59,645	74,843	80,082	65,826	72,377	16,229	16,848	17,450	19,856	18,224
Noninterest Expense	32,865	39,057	45,616	72,967	76,157	13,219	34,431	14,314	14,745	12,667
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	26,782	35,787	34,466	-7,141	-3,781	3,010	-17,583	3,135	5,111	5,557
Provision for (recovery of) Credit Losses	-1,175	2,398	1,642	6,763	3,008	2,913	3,407	0	-543	144
Net Income (Loss) before Taxes	27,956	33,389	32,824	-13,904	-6,789	97	-20,990	3,135	5,654	5,413
Provision for Taxes (benefit)	5,785	6,714	6,239	-3,924	-2,181	-168	-4,823	682	1,064	896
Net Income (Loss) (GAAP)	22,171	26,674	26,585	-9,980	-4,607	265	-16,167	2,453	4,590	4,517
Net Income (Loss) to Common Shareholders	20,015	24,518	24,429	-12,136	-6,763	-274	-16,706	1,914	4,051	3,978
Less: Realized Gains (Loss)	6	4	0	-48	376	0	0	60	171	145
Plus: Nonrecurring Expenses, net	0	0	0	21,041	20,903	594	20,447	0	456	0
Total Core Adjustments Pre-Tax	6	4	0	21,089	20,367	594	20,447	60	-285	145
Total Core Adjustments Post-Tax	5	3	0	16,278	15,751	469	15,814	47	-225	115
Core Net Income (Loss) (Non-GAAP)	22,166	26,671	26,585	6,298	11,269	734	-353	2,406	4,815	4,402
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	20,020	24,521	24,429	4,142	9,113	195	-892	1,867	4,276	3,863
Average Assets	1,685,140	1,744,029	1,931,805	2,136,586	2,174,566	2,126,128	2,290,644	2,155,461	2,132,666	2,119,494
Average Equity	179,123	190,839	209,921	224,631	215,439	225,645	227,542	208,093	211,081	215,039
Average Tangible Common Equity	151,327	158,273	170,662	180,381	183,494	180,645	181,551	180,830	183,819	187,776

Financial highlights continued

In $000 unless otherwise noted	2021	2022	2023	2024	Q3'25 LTM	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
	Year-End Financials					Quarter-End Financials				
Performance Metrics (%)										
ROAA	1.32	1.53	1.38	-0.47	-0.21	0.05	-2.80	0.46	0.86	0.85
ROAE	12.38	13.98	12.66	-4.44	-2.14	0.47	-28.19	4.78	8.72	8.33
ROATCE to Common Shareholders	13.23	15.49	14.31	-6.73	-3.69	-0.60	-36.51	4.29	10.02	8.40
Core ROAA (Non-GAAP)	1.32	1.53	1.38	0.29	0.52	0.14	-0.06	0.45	0.84	0.82
Core ROAE (Non-GAAP)	12.38	13.98	12.66	2.80	5.23	1.29	-0.62	4.69	9.16	8.12
Core ROATCE to Common Shareholders (Non-GAAP)	13.23	15.49	14.31	2.30	4.97	0.43	-1.95	4.19	9.33	8.16
Net Interest Margin (%)	3.34	4.21	4.13	3.11	3.34	3.04	2.94	3.28	3.74	3.40
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.35	4.23	4.15	3.13	3.36	3.05	2.96	3.30	3.75	3.42
Common Equity	161,525	171,019	194,254	180,728	191,100	198,788	180,728	182,355	186,207	191,100
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	18,881	-	-	-	-
Tangible Common Equity (Non-GAAP)	159,032	161,870	179,597	180,728	191,100	179,907	180,728	182,355	186,207	191,100
Total Assets	1,647,402	1,925,751	2,035,432	2,228,098	2,124,789	2,224,599	2,228,098	2,222,845	2,114,781	2,124,789
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	18,881	-	-	-	-
Tangible Assets (Non-GAAP)	1,644,909	1,916,602	2,020,775	2,228,098	2,124,789	2,205,718	2,228,098	2,222,845	2,114,781	2,124,789
Total Equity / Tangible Assets (%) (Non-GAAP)	11.48	10.35	10.96	9.33	10.28	10.25	9.33	9.43	10.09	10.28
Common Shares Outstanding (actual)	7,595,781	7,442,743	7,527,415	7,603,765	7,703,579	7,602,783	7,603,765	7,703,197	7,704,037	7,703,579
Tangible Book Value per Common Share ($) (Non-GAAP)	20.94	21.75	23.86	23.77	24.81	23.66	23.77	23.67	24.17	24.81

Definitions

ACL	Allowance for Credit Losses	LTM	Last-Twelve-Months
AOCI	Accumulated Other Comprehensive Income	$MM	Millions of Dollars
CET1	Common Equity Tier-1	NCOs	Net Charge-Offs
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EAR	Earnings-at-Risk: simulation model used to forecast changes to net interest income and reflects a short-term measure of the effects of interest rate risk exposure	ROATCE	Return on Average Tangible Common Equity
EPS	Earnings Per Share	TBV	Tangible Book Value
GAAP	Generally Accepted Accounting Principles	YTD	Year-to-Date
LCR	Liquidity Coverage Ratio	($000)	Thousands of Dollars